Exhibit 99.1
Saga Communications, Inc.
Reports 2nd Quarter 2007 Results
Contact:
Samuel D. Bush
313/886-7070
Grosse Pointe Farms, MI — August 9, 2007 — Saga Communications, Inc. (NYSE-SGA) today reported that 2nd quarter 2007 net operating revenue increased 1.8% over the comparable period in 2006 to $38.4 million and operating income was approximately flat at $8.8 million. Net income decreased $178 thousand to $3.8 million ($.19 per fully diluted share) for the quarter ended June 30, 2007 compared to $4.0 million ($.19 per fully diluted share) for the comparable period in 2006. Free Cash Flow increased $878 thousand to $5.6 million. For the same period, station operating expense increased $647 thousand to $27.0 million (station operating expense includes depreciation and amortization attributable to the stations). On a same station basis for the quarter, net operating revenue increased 1.5% to $38.3 million, operating income was approximately flat at $8.8 million and station operating expense increased $486 thousand to $26.9 million.
For the six month period ended June 30, 2007, net operating revenue increased 2.0% over the comparable period in 2006 to $70.3 million, operating income decreased $1.0 million to $12.4 million and net income decreased $963 thousand to $4.6 million ($.23 per fully diluted share) compared to $5.5 million ($.27 per fully diluted share) for the comparable period in 2006. Free Cash Flow decreased $135 thousand. For the same period, station operating expense increased $1.9 million to approximately $53.0 million (station operating expense includes depreciation and amortization attributable to the stations). On a same station basis for the six months, net operating revenue increased 1.7% to $70.1 million, operating income decreased $942 thousand to $12.4 million and station operating expense increased $1.7 million to $52.8 million.
Capital expenditures in the second quarter of 2007 were $2.2 million of which $420 thousand were as a result of acquisitions and $360 thousand were related to digital radio. For the six months capital expenditures were $4.6 million of which $1.3 million were as a result of acquisitions and $520 thousand were related to digital radio. Currently we expect capital expenditures for the year to be approximately $10.5 million.

The attached Selected Supplemental Financial Data table discloses “as reported,” “same station” and “pro forma” information by segment. The “as reported” amounts reflect our historical financial results and include the results of operations for stations that we did not own for the entire comparable period. The “same station” amounts reflect only the results of operations for stations that we owned for the entire comparable period. The “pro forma” amounts assume the 2007 and 2006 acquisitions and dispositions occurred as of January 1, 2006.
Saga Communications utilizes certain financial measures that are not calculated in accordance with generally accepted accounting principles (GAAP) to assess its financial performance. Such non-GAAP measures include same station financial information and free cash flow. These non-GAAP measures are generally recognized by the broadcasting industry as measures of performance and are used by Saga to assess its financial performance including but not limited to evaluating individual station and market-level performance, evaluating overall operations and as a primary measure for incentive based compensation of executives and other members of management. Saga’s management believes these non-GAAP measures are used by analysts who report on the industry and by investors to provide meaningful comparisons between broadcasting groups, as well as an indicator of their market value. These measures are not measures of liquidity or of performance in accordance with GAAP, and should be viewed as a supplement to and not as a substitute for the results of operations presented on a GAAP basis including net operating revenue, operating income, and net income. Reconciliations for all of the non-GAAP financial measures to the most directly comparable GAAP measure are attached in the Selected Financial Data Non-GAAP Disclosures tables.
Saga Communications, Inc. is a broadcasting company whose business is devoted to acquiring, developing and operating broadcast properties. The Company owns or operates broadcast properties in 26 markets, including 59 FM and 30 AM radio stations, 3 state radio networks, 2 farm radio networks, 5 television stations and 4 low-power television stations. As previously disclosed, the Company has entered into agreements to acquire an FM station serving the Asheville, NC radio market and an AM station and a FM station serving the Courtland, NY radio market. The Company also expects to enter into an agreement to acquire an FM radio station serving the Portland, ME radio market. The closing of these transactions are subject to receiving FCC approvals. For additional information, contact us at (313) 886-7070 or visit our website at www.sagacommunications.com.
Saga’s second quarter 2007 results conference call will be on Thursday, August 9 at 2:00 PM EDT. The dial in number for domestic calls is 800/230-1059. For international callers the number is 612/332-0923. The call can be replayed for 7 days by calling domestically 800/475-6701 or internationally 320/365-3844 and referring to access code 881704. Thereafter, a transcript of the call will be available on our website.

This press release contains certain forward-looking statements that are based upon current expectations and involve certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words such as “believes,” “expects,” “anticipates,” “guidance” and similar expressions are intended to identify forward-looking statements. Key risks, including risks associated with Saga’s ability to effectively integrate the stations it acquires and the impact of federal regulation on Saga’s business, are described in the reports Saga Communications, Inc. periodically files with the U.S. Securities and Exchange Commission. Readers should note that these statements may be impacted by several factors, including national and local economic changes and changes in the radio and television broadcast industry in general, as well as Saga’s actual performance. Results may vary from those stated herein and Saga undertakes no obligation to update the information contained here.

Saga Communications, Inc.
Selected Consolidated Financial Data
For The Three and Six Months Ended
June 30, 2007 and 2006
(amounts in 000’s except per share data)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2007	2006	2007	2006
Operating Results
Net operating revenue	$38,421	$37,745	$70,304	$68,936
Station operating expense	27,016	26,369	53,011	51,072
Corporate general and administrative	2,606	2,499	4,922	4,480

Operating income	8,799	8,877	12,371	13,384
Interest expense	2,281	2,355	4,578	4,632
Other expense (income), net	47	(215)	82	(570)

Income before income tax	6,471	6,737	7,711	9,322
Income tax expense	2,661	2,749	3,161	3,809

Net income	$3,810	$3,988	$4,550	$5,513

Earnings per share
Basic	$0.19	$0.19	$0.23	$0.27

Diluted	$0.19	$0.19	$0.23	$0.27

Weighted average common shares	20,083	20,575	20,066	20,528
Weighted average common shares and common shares equivalents	20,113	20,593	20,101	20,547

Free Cash Flow
Net income	$3,810	$3,988	$4,550	$5,513
Plus: Depreciation and amortization:
Station	1,939	1,950	3,834	3,881
Corporate	51	48	98	96
Deferred tax provision	1,557	1,311	1,827	1,771
Non-cash compensation	329	369	615	599
Other expense (income), net	47	(215)	82	(570)
Less: Capital expenditures	(2,149)	(2,745)	(4,563)	(4,712)

Free cash flow	$5,584	$4,706	$6,443	$6,578

Balance Sheet Data
Working capital			$20,886	$21,755
Net fixed assets			74,308	70,337
Net intangible assets and other assets			213,427	208,203
Total assets			325,668	316,783
Long term debt (including current portion of $0 and $0, respectively)			129,911	136,911
Stockholders’ equity			141,761	131,210

Saga Communications, Inc.
Selected Supplemental Financial Data
For the Three Months Ended
June 30, 2007 and 2006
(amounts in 000’s except per share data)
(Unaudited)

	As-Reported		Same Station		Pro Forma (1)
	Three Months Ended		Three Months Ended		Three Months Ended
	June 30,		June 30,		June 30,
	2007	2006	2007	2006	2007	2006
Consolidated
Net operating revenue	$38,421	$37,745	$38,300	$37,745	$38,421	$37,745
Station operating expense	27,016	26,369	26,855	26,369	27,016	26,369
Corporate general and administrative	2,606	2,499	2,606	2,499	2,606	2,499

Operating income	8,799	8,877	$8,839	$8,877	8,799	8,877
Interest expense	2,281	2,355			2,281	2,355
Other expense (income), net	47	(215)			47	(215)
Income tax expense	2,661	2,749			2,661	2,749

Net income	$3,810	$3,988			$3,810	$3,988

Earnings per share:
Basic	$0.19	$0.19			$0.19	$0.19

Diluted	$0.19	$0.19			$0.19	$0.19

	As-Reported		Same Station		Pro Forma (1)
	Three Months Ended		Three Months Ended		Three Months Ended
	June 30,		June 30,		June 30,
	2007	2006	2007	2006	2007	2006
Radio Segment
Net operating revenue	$33,843	$33,418	$33,722	$33,418	$33,843	$33,418
Station operating expense	23,455	22,960	23,294	22,960	23,455	22,960

Operating income	$10,388	$10,458	$10,428	$10,458	$10,388	$10,458

	As-Reported		Same Station		Pro Forma (1)
	Three Months Ended		Three Months Ended		Three Months Ended
	June 30,		June 30,		June 30,
	2007	2006	2007	2006	2007	2006
Television Segment
Net operating revenue	$4,578	$4,327	$4,578	$4,327	$4,578	$4,327
Station operating expense	3,561	3,409	3,561	3,409	3,561	3,409

Operating income	$1,017	$918	$1,017	$918	$1,017	$918

	As-Reported		Same Station		Pro Forma (1)
	Three Months Ended		Three Months Ended		Three Months Ended
	June 30,		June 30,		June 30,
	2007	2006	2007	2006	2007	2006
Depreciation and amortization by segment
Radio Segment	$1,539	$1,536	$1,506	$1,536	$1,539	$1,536
Television Segment	400	414	400	414	400	414
Corporate and Other	51	48	51	48	51	48

	$1,990	$1,998	$1,957	$1,998	$1,990	$1,998

(1)	Pro Forma results assume all acquisitions and dispositions in 2006 and 2007 occurred as of January 1, 2006.

Saga Communications, Inc.
Selected Supplemental Financial Data
For the Six Months Ended
June 30, 2007 and 2006
(amounts in 000’s except per share data)
(Unaudited)

	As-Reported		Same Station		Pro Forma (1)
	Six Months Ended		Six Months Ended		Six Months Ended
	June 30,		June 30,		June 30,
	2007	2006	2007	2006	2007	2006
Consolidated
Net operating revenue	$70,304	$68,936	$70,114	$68,936	$70,304	$68,936
Station operating expense	53,011	51,072	52,750	51,072	53,011	51,072
Corporate general and administrative	4,922	4,480	4,922	4,480	4,922	4,480

Operating income	12,371	13,384	$12,442	$13,384	12,371	13,384
Interest expense	4,578	4,632			4,578	4,632
Other expense (income), net	82	(570)			82	(570)
Income tax expense	3,161	3,809			3,161	3,809

Net income	$4,550	$5,513			$4,550	$5,513

Earnings per share:
Basic	$0.23	$0.27			$0.23	$0.27

Diluted	$0.23	$0.27			$0.23	$0.27

	As-Reported		Same Station		Pro Forma (1)
	Six Months Ended		Six Months Ended		Six Months Ended
	June 30,		June 30,		June 30,
	2007	2006	2007	2006	2007	2006
Radio Segment
Net operating revenue	$61,736	$60,698	$61,546	$60,698	$61,736	$60,698
Station operating expense	45,968	44,375	45,707	44,375	45,968	44,375

Operating income	$15,768	$16,323	$15,839	$16,323	$15,768	$16,323

	As-Reported		Same Station		Pro Forma (1)
	Six Months Ended		Six Months Ended		Six Months Ended
	June 30,		June 30,		June 30,
	2007	2006	2007	2006	2007	2006
Television Segment
Net operating revenue	$8,568	$8,238	$8,568	$8,238	$8,568	$8,238
Station operating expense	7,043	6,697	7,043	6,697	7,043	6,697

Operating income	$1,525	$1,541	$1,525	$1,541	$1,525	$1,541

	As-Reported		Same Station		Pro Forma (1)
	Six Months Ended		Six Months Ended		Six Months Ended
	June 30,		June 30,		June 30,
	2007	2006	2007	2006	2007	2006
Depreciation and amortization by segment
Radio Segment	$3,045	$3,075	$2,980	$3,075	$3,045	$3,075
Television Segment	789	806	789	806	789	806
Corporate and Other	98	96	98	96	98	96

	$3,932	$3,977	$3,867	$3,977	$3,932	$3,977

(1)	Pro Forma results assume all acquisitions and dispositions in 2006 and 2007 occurred as of January 1, 2006.

Saga Communications, Inc.
Selected Supplemental Financial Data
Quarterly Proforma Information
June 30, 2007 and 2006
(amounts in 000’s except per share data)
(Unaudited)

	Pro Forma (1)		Pro Forma (1)		Pro Forma (1)	Pro Forma (1)
	Three Months Ended		Three Months Ended		Three Months Ended	Three Months Ended
	March 31,		June 30,		September 30,	December 31,
	2007	2006	2007	2006	2006	2006
Consolidated
Net operating revenue	$31,883	$31,191	$38,421	$37,745	$35,791	$38,219
Station operating expense	25,995	24,703	27,016	26,369	25,761	27,563
Corporate general and administrative	2,316	1,981	2,606	2,499	2,225	2,165
Other operating income	—	—	—	—	—	(312)

Operating income	3,572	4,507	8,799	8,877	7,805	8,803
Interest expense	2,297	2,277	2,281	2,355	2,375	2,372
Other expense (income), net	35	(355)	47	(215)	(75)	145
Income tax expense	500	1,060	2,661	2,749	2,241	2,615

Net income	$740	$1,525	$3,810	$3,988	$3,264	$3,671

Earnings per share:
Basic	$0.04	$0.07	$0.19	$0.19	$0.16	$0.18

Diluted	$0.04	$0.07	$0.19	$0.19	$0.16	$0.18

	Pro Forma (1)		Pro Forma (1)		Pro Forma (1)	Pro Forma (1)
	Three Months Ended		Three Months Ended		Three Months Ended	Three Months Ended
	March 31,		June 30,		September 30,	December 31,
	2007	2006	2007	2006	2006	2006
Radio Segment
Net operating revenue	$27,893	$27,280	$33,843	$33,418	$31,402	$33,174
Station operating expense	22,513	21,415	23,455	22,960	22,300	23,952
Other operating income	—	—	—	—	—	(312)

Operating income	$5,380	$5,865	$10,388	$10,458	$9,102	$9,534

	Pro Forma (1)		Pro Forma (1)		Pro Forma (1)	Pro Forma (1)
	Three Months Ended		Three Months Ended		Three Months Ended	Three Months Ended
	March 31,		June 30,		September 30,	December 31,
	2007	2006	2007	2006	2006	2006
Television Segment
Net operating revenue	$3,990	$3,911	$4,578	$4,327	$4,389	$5,045
Station operating expense	3,482	3,288	3,561	3,409	3,461	3,611

Operating income	$508	$623	$1,017	$918	$928	$1,434

	Pro Forma (1)		Pro Forma (1)		Pro Forma (1)	Pro Forma (1)
	Three Months Ended		Three Months Ended		Three Months Ended	Three Months Ended
	March 31,		June 30,		September 30,	December 31,
	2007	2006	2007	2006	2006	2006
Depreciation and amortization by segment
Radio Segment	$1,506	$1,539	$1,539	$1,536	$1,494	$1,719
Television Segment	389	392	400	414	409	458
Corporate and Other	47	48	51	48	48	50

	$1,942	$1,979	$1,990	$1,998	$1,951	$2,227

(1)	Pro Forma results assume all acquisitions and dispositions in 2006 and 2007 occurred as of January 1, 2006.

Saga Communications, Inc.
Selected Financial Data Non-GAAP Disclosures
For the Three Months Ended
June 30, 2007 and 2006
(amounts in 000’s)
(Unaudited)
Reconciliation of As-Reported (historical) information to Same Station Operating Income

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Three Months	and Dispositions	Three Months	Three Months	and Dispositions	Three Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	June 30,	Entire Comparable	June 30,	June 30,	Entire Comparable	June 30,
	2007	Period	2007	2006	Period	2006

Consolidated
Net operating revenue	$38,421	$(121)	$38,300	$37,745	—	$37,745
Station operating expense	27,016	(161)	26,855	26,369	—	26,369
Corporate general and administrative	2,606	—	2,606	2,499	—	2,499

Operating income	$8,799	$40	$8,839	$8,877	—	$8,877

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Three Months	and Dispositions	Three Months	Three Months	and Dispositions	Three Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	June 30,	Entire Comparable	June 30,	June 30,	Entire Comparable	June 30,
	2007	Period	2007	2006	Period	2006

Radio Segment
Net operating revenue	$33,843	$(121)	$33,722	$33,418	—	$33,418
Station operating expense	23,455	(161)	23,294	22,960	—	22,960

Operating income	$10,388	$40	$10,428	$10,458	—	$10,458

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Three Months	and Dispositions	Three Months	Three Months	and Dispositions	Three Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	June 30,	Entire Comparable	June 30,	June 30,	Entire Comparable	June 30,
	2007	Period	2007	2006	Period	2006

Television Segment
Net operating revenue	$4,578	—	$4,578	$4,327	—	$4,327
Station operating expense	3,561	—	3,561	3,409	—	3,409

Operating income	$1,017	—	$1,017	$918	—	$918

Saga Communications, Inc.
Selected Financial Data Non-GAAP Disclosures
For the Six Months Ended
June 30, 2007 and 2006
(amounts in 000’s)
(Unaudited)
Reconciliation of As-Reported (historical) information to Same Station Operating Income

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Six Months	and Dispositions	Six Months	Six Months	and Dispositions	Six Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	June 30,	Entire Comparable	June 30,	June 30,	Entire Comparable	June 30,
	2007	Period	2007	2006	Period	2006

Consolidated
Net operating revenue	$70,304	$(190)	$70,114	$68,936	—	$68,936
Station operating expense	53,011	(261)	52,750	51,072	—	51,072
Corporate general and administrative	4,922	—	4,922	4,480	—	4,480

Operating income	$12,371	$71	$12,442	$13,384	—	$13,384

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Six Months	and Dispositions	Six Months	Six Months	and Dispositions	Six Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	June 30,	Entire Comparable	June 30,	June 30,	Entire Comparable	June 30,
	2007	Period	2007	2006	Period	2006

Radio Segment
Net operating revenue	$61,736	$(190)	$61,546	$60,698	—	$60,698
Station operating expense	45,968	(261)	45,707	44,375	—	44,375

Operating income	$15,768	$71	$15,839	$16,323	—	$16,323

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Six Months	and Dispositions	Six Months	Six Months	and Dispositions	Six Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	June 30,	Entire Comparable	June 30,	June 30,	Entire Comparable	June 30,
	2007	Period	2007	2006	Period	2006

Television Segment
Net operating revenue	$8,568	—	$8,568	$8,238	—	$8,238
Station operating expense	7,043	—	7,043	6,697	—	6,697

Operating income	$1,525	—	$1,525	$1,541	—	$1,541